EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 6 TO SALE AND SERVICING AGREEMENT

This Amendment No. 6 to Sale and Servicing Agreement, dated as of April 25, 2025 (this “Amendment”) is by and among Horizon Funding I, LLC, a Delaware limited liability company, as issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, a Delaware limited liability company, as the seller (the “Seller”) and as the originator (the “Originator”), Horizon Technology Finance Corporation, a Delaware corporation, as the servicer (the “Servicer”), U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association (“U.S. Bank”), not in its individual capacity but as the indenture trustee (the “Trustee”), and U.S. Bank National Association not in its individual capacity but as the backup servicer (the “Backup Servicer”), not in its individual capacity but as the custodian (the “Custodian”), not in its individual capacity but as the lockbox bank (the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (the “Securities Intermediary”). Each of the Issuer, the Originator, the Servicer, the Trustee, the Backup Servicer, the Lockbox Bank and the Securities Intermediary may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Seller, the Originator, the Servicer, the Trustee, the Backup Servicer, the Custodian, the Securities Intermediary and the Lockbox bank (the “Agreement”) as amended on June 19, 2019 (the “Amendment No. 1”), as further amended on June 5, 2020 (the “Amendment No. 2”), as further amended on February 25, 2022 (the “Amendment No. 3”), as further amended on May 24, 2023 (the “Amendment No. 4”) and as further amended on May 6, 2024 (the “Amendment No. 5”); and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 13.01(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.

AMENDMENT

Section 1.1 Amendment.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

Section 1.2 Representations and Warranties.

Each of the Issuer, Originator, and the Servicer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)    This Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)    no Rapid Amortization Event or Event of Default exists as of the date hereof (the “Amendment Effective Date”) and will result from this Amendment, both immediately before and after giving effect to this Amendment; and

(c)    all representations and warranties of the Originator, and the Servicer contained in this Amendment, Article III of the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date.

Each of the Seller, the Trustee, the Custodian, the Lockbox Bank, Backup Servicer and the Securities Intermediary with respect to itself, represents and warrants as of the date of this Amendment that this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity.

ARTICLE II.

MISCELLANEOUS

Section 2.1 Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2 Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3 Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4 Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The parties hereto agree that any Electronic Signature on or associated with the Amendment shall be valid and binding on each such party to the same extent as a manual, original signature, and that the Amendment entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. The Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 2.5 Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6 Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) each party hereto shall have delivered an executed signature page hereto to the Trustee, (ii) the Trustee has received the consent of the Majority Noteholders and (iii) the Rating Agency Condition has been satisfied.

Section 2.7 GOVERNING LAW.  (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8 Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

HORIZON FUNDING I, LLC, as the Issuer

By: Horizon Secured Loan Fund I LLC, its sole

member

By: /s/ Daniel S. Devorsetz

Name: Daniel S. Devorsetz

Title: Manager

HORIZON SECURED LOAN FUND I, LLC, as the

Originator and as the Seller

By: /s/ Daniel S. Devorsetz

Name: Daniel S. Devorsetz

Title: Manager

HORIZON TECHNOLOGY FINANCE CORPORATION,

as the Servicer

By: /s/ Daniel R. Trolio

Name: Daniel R. Trolio

Title: Executive Vice President, Chief Financial

Officer and Treasurer

[Signature page to Amendment No. 6 to Sale and Servicing Agreement]

U.S. BANK TRUST COMPANY, NATIONAL

ASSOCIATION, not in its individual capacity but as

the Trustee

By: /s/ Jennifer Napolitano

Name: Jennifer Napolitano

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its

individual capacity but as Securities Intermediary

By: /s/ Jennifer Napolitano

Name: Jennifer Napolitano

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its

individual capacity but as Custodian

By: /s/ Kenneth Brandt

Name: Kenneth Brandt

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its

individual capacity but as Backup Servicer

By: /s/ Jennifer Napolitano

Name: Jennifer Napolitano

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its

individual capacity but as Lockbox Bank

By: /s/ Jennifer Napolitano

Name: Jennifer Napolitano

Title: Vice President

[Signature page to Amendment No. 6 to Sale and Servicing Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY

CORPORATION, as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elaine Serdyik

Name: Elaine Serdyuk

Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY, as

initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elaine Serdyik

Name: Elaine Serdyuk

Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY

CORPORATION INSTITUTIONALLY OWNED

LIFE INSURANCE SEPARATE ACCOUNT (BOLI

30C), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elaine Serdyik

Name: Elaine Serdyuk

Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY

CORPORATION INSTITUTIONALLY OWNED

LIFE INSURANCE SEPARATE ACCOUNT (BOLI

30E), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elaine Serdyik

Name: Elaine Serdyuk

Title: Managing Director

[Signature page to Amendment No. 6 to Sale and Servicing Agreement]

THE BANK OF NEW YORK MELLON, A
BANKING CORPORATION ORGANIZED UNDER
THE LAWS OF NEW YORK, NOT IN ITS
INDIVIDUAL CAPACITY BUT SOLELY AS
TRUSTEE UNDER THAT CERTAIN TRUST
AGREEMENT DATED AS OF JULY 1ST, 2015
BETWEEN NEW YORK LIFE INSURANCE
COMPANY OF NEW YORK, AS BENEFICIARY,
AND THE BANK OF NEW YORK MELLON, AS
TRUSTEE, as Initial Purchaser

By: New York Life Insurance Company, its attorney-
in-fact

By: NYL Investors LLC, its Investment Manager

By: /s/ Elaine Serdyik

Name: Elaine Serdyuk

Title: Managing Director

[Signature page to Amendment No. 6 to Sale and Servicing Agreement]

EXHIBIT A

SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT, dated as of June 1, 2018, is by and among

(1)	HORIZON FUNDING I, LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Issuer”);

(2)

HORIZON SECURED LOAN FUND I LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Fund”), as the seller (together with its successors and assigns, in such capacity, the “Seller”), and as the originator (together with its successors and assigns, in such capacity, the “Originator”);

(3)

HORIZON TECHNOLOGY FINANCE CORPORATION, a corporation created and existing under the laws of the State of Delaware (together with its successors and assigns, the “BDC”), as the servicer (together with its successors and assigns, in such capacity, the “Servicer”); and

(4)

U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, “U.S. Bank”), not in its individual capacity but as the indenture trustee (together with its successors and assigns, in such capacity, the “Trustee”), not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”), not in its individual capacity but as the custodian (together with its successors and assigns in such capacity, the “Custodian”), not in its individual capacity but as the lockbox bank (together with its successors and assigns in such capacity, the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (together with its successors and assigns, in such capacity, the “Securities Intermediary”).

R E C I T A L S

WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

WHEREAS, on the Closing Date, the Originator will sell, convey and assign all its right, title and interest in the Initial Loan Assets and certain other assets to the Issuer as provided herein;

WHEREAS, on each Transfer Date, the Originator may sell, convey and assign all its right, title and interest in Subsequent Loan Assets and/or Substitute Loan Assets, as applicable, and certain other assets to the Issuer as provided herein;

WHEREAS, it is a condition to the Issuer’s acquisition of the Initial Loan Assets and any Subsequent Loan Assets and Substitute Loan Assets from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Issuer;

WHEREAS, the Issuer is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof;

WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Issuer pursuant to the terms hereof; and

WHEREAS, the Backup Servicer is willing to provide backup servicing for all such Loan Assets.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01    Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended. “2024 Amendment Date” means May 6, 2024.

“2025 Amendment Date” means April 25, 2025.

“Adjusted Pool Balance” means, as of any date of determination, the Aggregate Outstanding Loan Balance minus (a) the Excess Concentration Amounts and (b) the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans), Defaulted Loans and Ineligible Loans required to be repurchased by the Originator pursuant to Section 11.01, in each case, as of such date of determination and only to the extent not included in the Excess Concentration Amounts determined in clause (a).

“Administrative Expenses” means fees and expenses (excluding amounts related to indemnification) due or accrued with respect to any Payment Date and payable by the Issuer in the following order of priority:

(a)  to any Person in respect of any governmental fee, charge or tax in relation to the Issuer;

(b)  to the Trustee, the Custodian and the Lockbox Bank, (i) the Trustee Fee, (ii) any fees of the Custodian and the Lockbox Bank and any additional fees, expenses or other

2

(w)  such Loan is payable in U.S. Dollars;

(x)  such Loan has a Risk Rating as set forth in the Operating Guidelines;

(y)  such Loan has an original LTV of no more than 40%;

(z)  if the Loan is an Agented Loan, Co-Agented Loan or a Third Party Agent Loan:

(i)  if the entity serving as the collateral agent of the security for all notes of the Obligor issued under the applicable Underlying Loan Agreement has changed from the time of the origination of the Loan, all appropriate assignments of the collateral agent’s rights in and to the collateral on behalf of the holders of the indebtedness of the Obligor under such facility have been executed and filed or recorded as appropriate prior to such Loan becoming a part of the Collateral;

(ii)  all required notifications, if any, have been given to the collateral agent, the paying agent and any other parties required by the Underlying Loan Agreement of, and all required consents, if any, have been obtained with respect to, the Originator’s assignment of such Loan and the Originator’s right, title and interest in the Related Property to the Issuer and the Trustee’s security interest therein on behalf of the Noteholders;

(iii)  except as otherwise provided in the related intercreditor agreement, the right to control certain actions of and replace the collateral agent and/or the paying agent of the Obligor’s indebtedness under the facility is to be exercised by at least a majority in interest of all holders of such indebtedness; and

(iv)  all indebtedness of the Obligor of the same priority within each facility is cross-defaulted, the Related Property securing such indebtedness is held by the collateral agent for the benefit of all holders of such indebtedness and all holders of such indebtedness (A) have an undivided pari passu interest in the collateral securing such indebtedness, (B) share in the proceeds of the sale or other disposition of such collateral on a pro rata basis and (C) may transfer or assign their right, title and interest in the Related Property;

(aa)  such Loan has an original term to maturity of no more than ~~60~~72 months;

(bb)  the stated maturity of such Loan is not later than the Legal Final Payment Date; and

(j)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to the ten largest Distinct Obligors following a Ramp-Up Period that exceeds 60% of the Aggregate Outstanding Loan Balance;

(k)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans for which the related Underlying Loan Agreements require the related Obligor to make payments of interest or principal less frequently than monthly that exceeds 15% of the Aggregate Outstanding Loan Balance;

(l)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have more than 25% of their original Outstanding Loan Balance due at maturity that exceeds 20% of the Aggregate Outstanding Loan Balance;

(m)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an interest only period greater than 36 months that exceeds 15% of the Aggregate Outstanding Loan Balance;

(n)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have a weighted average LTV that is greater than 25%;

(o)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans that exceeds 50% of the Aggregate Outstanding Loan Balance;

(p)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Restructured Loans and, without duplication, Loans that have been subject to a Material Modification, that exceeds 15% of the Aggregate Outstanding Loan Balance;

(q)  The pro rata portion of the aggregate Outstanding Loan Balance of the lowest yielding Loan or Loans causing the average Cash Yield Rate of the Loans to be below 10%; ~~and~~

(r)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans-TL that exceeds 17.5% of the Aggregate Outstanding Loan Balance~~.~~; and

(s)  The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an original term of greater than five (5) years but not more than (6) years that exceeds 5.0% of the Aggregate Outstanding Loan Balance.

During the Ramp-Up Period, references to “Aggregate Outstanding Loan Balance” in subsections (a)-(p) shall be replaced by “Reference Amount.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Property” means (a) any amount received by, on or with respect to any Loan in the Collateral, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Loan, (b) any amount representing escrows relating to taxes, insurance and other amounts in connection with any Loan for the benefit of the related applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Interest Collections” means the aggregate of:

(a)  amounts deposited into the Collection Account in respect of:

(i)  all payments received on or after the Cutoff Date on account of interest on the Initial Loans (including Finance Charges and fees) and all late payment, default and waiver charges;

(ii)  all payments received on or after the Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of interest of such Loans (including Finance Charges and fees) and all late payment, default and waiver charges; and

(iii)  the interest portion of any amounts received (x) in connection with the purchase or repurchase of any Loan and (y) as Scheduled Payment Advances (if any); plus

(b)  investment earnings on funds invested in Permitted Investments in the Collection Account; minus

(c)  the amount of any losses incurred in connection with investments in Permitted Investments in the Collection Account.

“Interest Period” means, with respect to (i) the first Payment Date, the period from and including the Amendment Date to but excluding July 10, 2020, (ii) any Payment Date thereafter other than the Legal Final Payment Date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the 10th day of the calendar month in which such Payment Date occurs and (iii) the Legal Final Payment Date or any other date on which the full principal amount of the Notes are paid in full, including any redemption date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

“Interest Rate” means for all Advances after the ~~2024~~2025 Amendment Date, the greater of (i) 4.60% and (ii) the Pricing Benchmark plus ~~3.20~~2.95%; provided that on any Advance Date, the Interest Rate will be reset as (A) the sum of (1) the Interest Rate multiplied by the Aggregate Outstanding Note Balance, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Interest Rate calculated on such Advance Date multiplied by the principal amount of the Advance made on such Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance taking into account the Advance made on such Advance Date.

“Interest Shortfall” means, with respect to the Notes and any Payment Date, as applicable, an amount equal to the excess, if any, of (a) the related Interest Amount over (b) the amount of interest actually paid to the Notes on such Payment Date.

“Investment Period” means the period commencing on the Amendment Date and ending on the Investment Period Termination Date.

“Investment Period Principal Distribution Amount” means the amount determined by the Servicer pursuant to Section 5.16 that will be paid to the Noteholders during the Investment Period as a payment of principal.

“Investment Period Termination Date” means the earliest to occur of (i) June 5, ~~2025~~2027, or such later date as may be mutually agreed by the Noteholders and the Fund with Rating Agency Confirmation, (ii) the date on which an Investment Period Termination Event has occurred or (iii) the Portfolio Profile Milestone Test Date, if the Loans do not satisfy the Portfolio Profile Milestone Criteria as of such date, unless waived by the Majority Noteholders.

“Investment Period Termination Event” means (i) the Aggregate Outstanding Loan Balance of all Defaulted Loans minus the Liquidation Proceeds divided by the original Aggregate Outstanding Loan Balance of all Loans exceeds 8% from the Amendment Date, or (ii) the occurrence of a Rapid Amortization Event.

“Issuer” has the meaning provided in the Preamble.

“Issuer LLC Agreement” means that certain amended and restated limited liability company agreement dated June 1, 2018 as may be amended from time to time.

“Legal Final Payment Date” means the Payment Date occurring in June 2030.

“Lien” means any pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing (including any UCC financing statement or any similar instrument filed against a Person’s assets or properties).

“Life Sciences Loan” means a Loan made to an Obligor that provides products and services including, but not limited to, medical devices, biopharmaceuticals, drug discovery and drug delivery.

“Life Sciences Obligor” means an Obligor of a Life Sciences Loan.

“Liquidation Expenses” means, with respect to any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer’s customary procedures in connection with the repossession, refurbishing and disposition of any Related Property securing such Loan upon or after the expiration or earlier termination of such Loan and other out-of-pocket costs related to the liquidation of any such Related Property, including the